ReliaStar Life Insurance Company

and its

Separate Account N

Voya Encore/Voya Encore Flex

Supplement Dated April 1, 2026, to the Contract Prospectus dated April 30, 2012 and

Notice Document dated May 1, 2025, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”) and notice document, updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and notice document that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and notice document.

NOTICE OF IMPORTANT INFORMATION ABOUT AN

UPCOMING FUND NAME CHANGE

Effective May 1, 2026, the American Funds Insurance Series® – International Fund will change its name to the American Funds Insurance Series® – EUPAC FundTM.

* * * *

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-800-884-5050

Please retain this supplement for future reference.

X.120636-25D	April 2026